Exhibit 99.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





     In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2002 (the "Report"), by SPAR GROUP, INC. (the
"Registrant"), the undersigned hereby certifies that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                         /s/   Charles Cimitile
                                         ---------------------------------------
                                               Charles Cimitile, Secretary
                                               and Chief Financial Officer